Hamilton Insurance Group, Ltd. Supplementary Financial Information For the period ended September 30, 2023 Investor Contact Investor.Relations@hamiltongroup.com

Hamilton Insurance Group, Ltd. Table of Contents Page I. Basis of Presentation 1 II. Financial Highlights Financial Highlights 3 Key Operating and Financial Metrics 4 III. Consolidated Results Statements of Operations 5 Consolidated Balance Sheets 6 Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet 7 Net Investment Return 8 Fixed Maturity and Short-Term Investments 9 IV. Segment Results Consolidated Underwriting Results 10 - 11 5Q Consolidated Underwriting Results 12 5Q Underwriting Results - International 13 5Q Underwriting Results - Bermuda 14 V. Other Information Modeled Exposure to Catastrophe Losses (PML) 15 Non-GAAP Measures 16 - 17

Basis of Presentation Cautionary Note Regarding Forward-Looking Statements • our results of operations and financial condition could be adversely affected by unpredictable catastrophic events, global climate change or emerging claim and coverage issues; • our business could be materially adversely affected if we do not accurately assess our underwriting risk, our reserves are inadequate to cover our actual losses, our models or assessments and pricing of risks are incorrect or we lose important broker relationships; • the insurance and reinsurance business is historically cyclical and the pricing and terms for our products may decline, which would affect our profitability and ability to maintain or grow premiums; • we have significant foreign operations that expose us to certain additional risks, including foreign currency risks and political risk; • we do not control the allocations to and/or the performance of the Two Sigma Hamilton Fund’s investment portfolio, and its performance depends on the ability of its investment manager, Two Sigma, to select and manage appropriate investments and we have a limited ability to withdraw our capital accounts; • Two Sigma Principals, LLC, the managing member of Two Sigma Hamilton Fund, Two Sigma and their respective affiliates have potential conflicts of interest that could adversely affect us; • the historical performance of Two Sigma is not necessarily indicative of the future results of the Two Sigma Hamilton Fund’s investment portfolio or of our future results; • our ability to manage risks associated with macroeconomic conditions resulting from the global COVID-19 pandemic or any other public health crisis, current or anticipated military conflict, including the ongoing Ukraine conflict, terrorism, sanctions, rising energy prices, inflation and interest rates and other geopolitical events globally; • our ability to compete successfully with more established competitors and risks relating to consolidation in the reinsurance and insurance industries; • downgrades, potential downgrades or other negative actions by rating agencies; All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at the most recent year end is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information. This information is being provided for informational purposes only. It should be read in conjunction with the documents filed by Hamilton Insurance Group, Inc. ("Hamilton") with the U.S Securities and Exchange Commission, including its Prospectus filed on November 13, 2023 and its Quarterly Report on Form 10-Q. This information may contain forward-looking statements which reflect the Company's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on management's current expectations and beliefs concerning future developments and their potential effects upon Hamilton. There can be no assurance that future developments affecting Hamilton will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts. These forward-looking statements are not a guarantee of future performance and involve risk and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including the following: 1

Cautionary Note Regarding Forward-Looking Statements (continued) • our dependence on key executives, including the potential loss of Bermudian personnel as a result of Bermuda employment restrictions, and inability to attract qualified personnel, in particular in very competitive hiring conditions; • our dependence on letter of credit facilities that may not be available on commercially acceptable terms; • our potential need for additional capital in the future and the potential unavailability of such capital to us on favorable terms or at all; • the suspension or revocation of our subsidiaries’ insurance licenses; • the potential characterization of us and/or any of our subsidiaries as a passive foreign investment company, or PFIC; • risks associated with our investment strategy being greater than those faced by competitors; • changes in the regulatory environment and the potential for greater regulatory scrutiny of the Group going forward as a result of the outsourcing arrangements; • a cyclical downturn of the reinsurance industry; • operational failures, failure of information systems or failure to protect the confidentiality of customer information, including by service providers, or losses due to defaults, errors or omissions by third parties and affiliates; • we are a holding company with no direct operations, and our insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to us is restricted by law; • risks relating to our ability to identify and execute opportunities for growth or our ability to complete transactions as planned or realize the anticipated benefits of our acquisitions or other investments; • our potentially becoming subject to U.S. federal income taxation; • our potentially becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Tax Compliance Act, or FATCA, provisions; • our costs will increase as a result of operating as a public company, and our management will be required to devote substantial time to complying with public company regulations; • if we were to identify a material weakness and were unable to remediate this material weakness, or fail to achieve and maintain effective internal controls, our operating results and financial condition could be impacted and the market price of our Class B common shares may be negatively affected; • the lack of a prior public market for our Class B common shares, our share price may be volatile and anti-takeover provisions contained in our organizational documents could delay management changes; • the potential that the market price of our Class B common shares could decline due to future sales of shares by our existing shareholders; • applicable insurance laws, which could make it difficult to effect a change of control of our company; • investors may have difficulties in serving process or enforcing judgments against us in the United States; • and other factors affecting future results disclosed in the Company’s filing with the SEC, including the Prospectus and Quarterly Report on Form 10-Q. 2

Financial Highlights

($ in thousands)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022	Year Ended 2022
Net income (loss) attributable to common shareholders	$ 43,583	$ (136,117)	$ 131,862	$ (38,979)	$ (97,999)
Underwriting income (loss)					
Gross premiums written	$ 474,123	$ 400,811	$ 1,517,247	$ 1,305,421	$ 1,646,673
Net premiums written	383,566	300,811	1,116,772	938,488	1,221,864
Net premiums earned	337,036	294,943	952,398	831,467	1,143,714
Underwriting income (loss)	$ 24,866	$ (66,075)	$ 93,823	$ (70,321)	$ (31,717)
Loss and loss adjustment expense ratio:					
Attritional loss ratio - current year	54.8%	49.6%	51.8%	49.5%	51.8%
Attritional loss ratio - prior year development	(0.1%)	10.2%	(0.4%)	1.4%	(0.3%)
Catastrophe loss ratio - current year	3.9%	28.3%	3.7%	22.7%	16.3%
Catastrophe loss ratio - prior year development	(1.8%)	(0.6%)	(0.5%)	(1.8%)	(1.5%)
Net loss and loss adjustment expense ratio	56.8%	87.5%	54.6%	71.8%	66.3%
Acquisition cost ratio	23.3%	22.3%	23.2%	23.4%	23.7%
Other underwriting expense ratio	12.5%	12.7%	12.4%	13.3%	12.8%
Combined ratio	92.6%	122.5%	90.2%	108.5%	102.8%
Investments					
Total assets	$ 6,504,604	$ 5,907,550	$ 6,504,604	$ 5,907,550	$ 5,818,965
Total cash and invested assets [(1)]	3,765,160	3,496,797	3,765,160	3,496,797	3,445,802
Total investment return [(2)]	46,347	(57,317)	104,524	56,386	(3,194)
Two Sigma Hamilton Fund					
Total realized and unrealized gains (losses) on investments and net investment income (loss) - TSHF	60,404	(36,602)	100,448	225,896	145,238
Net income (loss) attributable to non-controlling interest - TSHF	9,065	(15,318)	15,076	68,069	68,064
	$ 51,339	$ (21,284)	$ 85,372	$ 157,827	$ 77,174
Two Sigma Hamilton Fund return, net of investment management fees and performance incentive allocations	3.1%	(1.2%)	5.3%	9.4%	4.6%
Fixed income, short term investments and cash and cash equivalents					
Total realized and unrealized gains (losses) on investments and net investment income (loss) - other	$ (4,992)	$ (36,033)	$ 19,152	$ (101,441)	$ (80,368)

(1) Total cash and total investments, plus receivables for investments sold, less payables for investments purchased.

(2) Net realized and unrealized gains and (losses) on investments, plus net investment income, less non-controlling interest.

3

Financial Highlights Key Operating and Financial Metrics Three Months Ended September 30, Nine Months Ended September 30, Year Ended ($ in thousands, except per share amounts) 2023 2022 2023 2022 2022 Income (loss) per share attributable to common shareholders - basic 0.42$ (1.32)$ 1.27$ (0.38)$ (0.95)$ Income (loss) per share attributable to common shareholders - diluted 0.41$ (1.32)$ 1.26$ (0.38)$ (0.95)$ Weighted average common shares outstanding - basic 103,704 103,074 103,711 103,053 103,062 Weighted average common shares outstanding - diluted 105,424 103,074 104,971 103,053 103,062 Return on average common shareholders' equity - annualized 9.8% (30.4%) 10.2% (3.0%) (5.7%) September 30, 2023 December 31, 2022 Closing common shareholders' equity less intangible assets 1,710,136$ 1,577,225$ Closing common shareholders' equity 1,799,725$ 1,664,183$ Tangible book value per common share 16.49$ 15.30$ Book value per common share 17.35$ 16.14$ Year-to-date change in tangible book value per common share 7.8% (4.1%) Year-to-date change in book value per common share 7.5% (5.6%) 4

Summary Consolidated Results
Statements of Operations

($ in thousands, except per share amounts)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022	Year Ended 2022
Revenues					
Gross premiums written	$ 474,123	$ 400,811	$ 1,517,247	$ 1,305,421	$ 1,646,673
Reinsurance premiums ceded	(90,557)	(100,000)	(400,475)	(366,933)	(424,809)
Net premiums written	383,566	300,811	1,116,772	938,488	1,221,864
Net change in unearned premiums	(46,530)	(5,868)	(164,374)	(107,021)	(78,150)
Net premiums earned	337,036	294,943	952,398	831,467	1,143,714
Net realized and unrealized gains (losses) on investments	47,343	(67,380)	101,881	146,640	86,357
Net investment income (loss)	8,069	(5,255)	17,719	(22,185)	(21,487)
Total realized and unrealized gains (losses) on investments and net investment income (loss)	55,412	(72,635)	119,600	124,455	64,870
Net gain on sale of equity method investment	-	-	-	-	6,991
Third party fee income	2,301	3,244	7,753	9,377	11,631
Other income (loss), excluding third-party fee income	85	(517)	85	(260)	(315)
Net foreign exchange gains (losses)	1,432	1,906	(3,953)	15,382	6,137
Total revenues	396,266	226,941	1,075,883	980,421	1,233,028
Expenses					
Losses and loss adjustment expenses	191,577	257,963	519,554	597,014	758,333
Acquisition costs	78,537	65,735	220,532	194,795	271,189
Other underwriting expenses	44,357	40,564	126,242	119,356	157,540
Corporate expenses	18,678	5,780	31,833	15,934	20,142
Impairment of goodwill	-	-	-	-	24,082
Amortization of intangible assets	2,794	3,178	7,869	9,874	12,832
Interest expense	5,288	4,102	16,007	11,255	15,741
Total expenses	341,231	377,322	922,037	948,228	1,259,859
Income (loss) before income tax	55,035	(150,381)	153,846	32,193	(26,831)
Income tax expense	2,387	1,054	6,908	3,103	3,104
Net income (loss)	52,648	(151,435)	146,938	29,090	(29,935)
Net income (loss) attributable to non-controlling interest	9,065	(15,318)	15,076	68,069	68,064
Net income (loss) and other comprehensive income (loss) attributable to common shareholders	$ 43,583	$ (136,117)	$ 131,862	$ (38,979)	$ (97,999)
Per share data					
Income (loss) per share attributable to common shareholders - basic	$ 0.42	$ (1.32)	$ 1.27	$ (0.38)	$ (0.95)
Income (loss) per share attributable to common shareholders - diluted	$ 0.41	$ (1.32)	$ 1.26	$ (0.38)	$ (0.95)
Return on average common shareholders' equity - annualized	9.8%	(30.4%)	10.2%	(3.0%)	(5.7%)

5

Summary Consolidated Results
Consolidated Balance Sheets

($ in thousands)	September 30, 2023	June, 30 2023	March 31, 2023	December 31, 2022	September 30, 2022
Assets					
Fixed maturity investments, at fair value (amortized cost September 30, 2023: $1,730,262)	$ 1,631,471	$ 1,451,249	$ 1,377,937	$ 1,259,476	$ 1,093,005
Short-term investments, at fair value (amortized cost September 30, 2023: $347,623)	348,968	336,587	387,826	286,111	391,510
Investments in Two Sigma Funds, at fair value (cost September 30, 2023: $891,791)	979,986	868,486	656,643	740,736	665,547
Total investments	2,960,425	2,656,322	2,422,406	2,286,323	2,150,062
Cash and cash equivalents	804,548	818,522	945,610	1,076,420	1,202,183
Restricted cash and cash equivalents	98,979	106,696	139,205	130,783	150,073
Premiums receivable	689,042	756,275	659,722	522,670	593,354
Paid losses recoverable	138,314	132,528	72,091	90,655	102,051
Deferred acquisition costs	151,314	145,280	136,094	115,147	119,424
Unpaid losses and loss adjustment expenses recoverable	1,157,123	1,162,940	1,192,283	1,177,863	1,151,128
Receivables for investments sold	19,044	36	33,618	371	8,509
Prepaid reinsurance	232,211	251,818	251,727	164,313	194,467
Goodwill and intangible assets	89,589	88,770	87,026	86,958	111,756
Other assets	164,015	161,364	174,478	167,462	124,543
Total assets	6,504,604	6,280,551	6,114,260	5,818,965	5,907,550
Liabilities, non-controlling interest, and shareholders' equity					
Liabilities					
Reserve for losses and loss adjustment expenses	2,948,822	2,899,100	2,891,512	2,856,275	2,756,197
Unearned premiums	951,596	924,723	871,333	718,188	775,507
Reinsurance balances payable	367,954	381,678	313,286	244,320	339,488
Payables for investments purchased	117,836	18,670	53,889	48,095	14,030
Term loan, net of issuance costs	149,801	149,772	149,744	149,715	149,686
Accounts payable and accrued expenses	159,681	149,833	113,832	138,050	150,263
Payables to related parties	9,060	4,497	4,104	20	-
Total liabilities	4,704,750	4,528,273	4,397,700	4,154,663	4,185,171
Non-controlling interest - TS Hamilton Fund	129	124	120	119	144
Shareholders' equity					
Common shares:					
Class A, authorized (September 30, 2023: 53,993,690), par value $0.01; issued and outstanding (September 30 2023: 30,520,078)	305	305	305	305	305
Class B, authorized (September 30, 2023: 65,480,684), par value $0.01; issued and outstanding (September 30, 2023: 42,658,302)	427	426	427	420	420
Class C, authorized (September 30, 2023: 30,525,626), par value $0.01; issued and outstanding (September 30, 2023: 30,525,626)	305	305	305	305	305
Additional paid-in-capital	1,128,553	1,124,566	1,121,334	1,120,242	1,119,275
Accumulated other comprehensive loss	(4,441)	(4,441)	(4,441)	(4,441)	(4,441)
Retained earnings	674,576	630,993	598,510	547,352	606,371
Total shareholders' equity	1,799,725	1,752,154	1,716,440	1,664,183	1,722,235
Total liabilities, non-controlling interest, and shareholders' equity	$ 6,504,604	$ 6,280,551	$ 6,114,260	$ 5,818,965	$ 5,907,550

6

Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet September 30, 2023 Adjusted Two Sigma Hamilton Fund ($ in thousands) Balances Assets Fixed maturity investments, at fair value 1,631,471$ -$ 1,631,471$ Short-term investments, at fair value 348,968 (347,787) 1,181 Investments in Two Sigma Funds, at fair value 979,986 715,704 1,695,690 Total investments 2,960,425 367,917 3,328,342 Cash and cash equivalents 804,548 (450,759) 353,789 Restricted cash and cash equivalents 98,979 98,979 Premiums receivable 689,042 689,042 Paid losses recoverable 138,314 138,314 Deferred acquisition costs 151,314 151,314 Unpaid losses and loss adjustment expenses recoverable 1,157,123 1,157,123 Receivables for investments sold 19,044 (12,730) 6,314 Prepaid reinsurance 232,211 232,211 Goodwill and intangible assets 89,589 89,589 Other assets 164,015 (804) 163,211 Total assets 6,504,604 (96,376) 6,408,228 Liabilities, non-controlling interest, and shareholders' equity Liabilities Reserve for losses and loss adjustment expenses 2,948,822 2,948,822 Unearned premiums 951,596 951,596 Reinsurance balances payable 367,954 367,954 Payables for investments purchased 117,836 (86,933) 30,903 Term loan, net of issuance costs 149,801 149,801 Accounts payable and accrued expenses 159,681 (254) 159,427 Payables to related parties 9,060 (9,060) - Total liabilities 4,704,750 (96,247) 4,608,503 Non-controlling interest - TS Hamilton Fund 129 (129) - Shareholders' equity Common shares: Class A, par value $0.01 305 305 Class B, par value $0.01 427 427 Class C, par value $0.01 305 305 Additional paid-in-capital 1,128,553 1,128,553 Accumulated other comprehensive loss (4,441) (4,441) Retained earnings 674,576 674,576 Total shareholders' equity 1,799,725 - 1,799,725 Total liabilities, non-controlling interest, and shareholders' equity 6,504,604$ (96,376)$ 6,408,228$ Consolidated Balance Sheet GAAP Unconsolidated Balance Sheet 7

Net Investment Return

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022	Year Ended 2022
Net realized gains (losses) on investments	**$ 42,403**	**$ 115,129**	**$ 32,363**	**$ 267,140**	**$ 251,662**
Fixed maturities and short-term investments	*(7,688)*	*(3,313)*	*(10,796)*	*(13,684)*	*(14,968)*
TS Hamilton Fund	*50,091*	*118,442*	*42,948*	*279,977*	*266,630*
Other	-	-	*211*	*847*	-
Change in net unrealized gains (losses) on investments	**4,940**	**(182,509)**	**69,518**	**(120,500)**	**(165,305)**
Fixed maturities and short-term investments	*(12,818)*	*(38,556)*	*(9,800)*	*(101,760)*	*(87,254)*
TS Hamilton Fund	*17,758*	*(143,953)*	*79,318*	*(18,740)*	*(78,051)*
Other	-	-	-	-	-
Net realized and unrealized gains (losses) on investments	**47,343**	**(67,380)**	**101,881**	**146,640**	**86,357**
Net investment income (loss):					
Fixed maturities	12,208	5,880	31,178	14,343	22,375
Short-term investments	38	334	287	737	155
TS Hamilton Fund	3,121	3,095	13,033	4,603	10,395
Cash and cash equivalents	4,029	544	8,752	696	2,634
Other	(104)	(431)	1,015	(1,230)	(1,397)
Interest and other	**19,292**	**9,422**	**54,265**	**19,149**	**34,162**
Management fees	**(10,958)**	**(14,420)**	**(35,806)**	**(40,601)**	**(54,581)**
Fixed maturities and short-term investments	*(534)*	*(375)*	*(1,375)*	*(1,067)*	*(1,478)*
TS Hamilton Fund	*(10,424)*	*(14,045)*	*(34,431)*	*(39,534)*	*(53,103)*
Other expenses	**(265)**	**(257)**	**(740)**	**(733)**	**(1,068)**
Fixed maturities and short-term investments	*(123)*	*(116)*	*(320)*	*(323)*	*(435)*
TS Hamilton Fund	*(142)*	*(141)*	*(420)*	*(410)*	*(633)*
Net investment income (loss)	**8,069**	**(5,255)**	**17,719**	**(22,185)**	**(21,487)**
Total realized and unrealized gains (losses) on investments and net investment income (loss)	**55,412**	**(72,635)**	**119,600**	**124,455**	**64,870**
Net income attributable to non-controlling interest	*9,065*	*(15,318)*	*15,076*	*68,069*	*68,064*
Total realized and unrealized gains (losses) on investments and net investment income (loss), net of non-controlling interest	**$ 46,347**	**$ (57,317)**	**$ 104,524**	**$ 56,386**	**$ (3,194)**
Fixed income, short term investments and cash and cash equivalents return	$ (4,992)	$ (36,033)	$ 19,152	$ (101,441)	$ (80,368)
TS Hamilton Fund return[1]	51,339	(21,284)	85,372	157,827	77,174

(1) Net of non-controlling interest performance incentive allocation

8

Fixed Maturity and Short-Term Investments September 30, 2023 December 31, 2022 ($ in thousands) Fixed Maturity Trading Portfolio and Short-Term Investments(1) Fair Value % of Total Weighted Average Credit Rating Fair Value % of Total Weighted Average Credit Rating Fixed maturities U.S. government treasuries 619,086 31% Aaa 471,851 30% Aaa U.S. states, territories and municipalities 4,354 - Aa2 4,307 - Aa2 Non-U.S. sovereign governments and supranationals 43,332 2% Aa1 12,952 1% Aa1 Corporate 811,337 42% A2 647,477 42% A2 Residential mortgage-backed securities - Agency 127,980 6% Aaa 96,410 6% Aaa Residential mortgage-backed securities - Non-agency 3,944 - Aaa 4,375 - Aaa Commercial mortgage-backed securities - Non-agency 8,893 - Aa1 9,219 1% Aa1 Other asset-backed securities 12,545 1% Aa3 12,885 1% Aa3 Total fixed maturities 1,631,471 82% Aa3 1,259,476 81% Aa3 Short-term investments 348,968 18% Aaa 286,111 19% Aaa Total fixed maturities and short-term investments 1,980,439$ 100% Aa2 1,545,587$ 100% Aa2 Fixed maturity and short-term investments credit quality summary Investment grade 100% 100% Non-investment grade 0% 0% Total 100% 100% Fixed Maturity and Short-Term Investments - Trading Portfolio(2) September 30, 2023 December 31, 2022 Average credit quality Aa3 Aa3 Average yield to maturity 5.4% 4.7% Book yield 3.3% 2.4% Expected average duration (in years) 3.3 3.2 (1) Includes $347.8 million and $264.1 million of short-term investments, at September 30, 2023 and December 31, 2022, respectively, not managed by our external investment managers. (2) Fixed income portfolio managed by our external investment managers only. 9

Segment Results
Consolidated Underwriting Results

($ in thousands)	Three Months Ended September 30, 2023 International	Three Months Ended September 30, 2023 Bermuda	Three Months Ended September 30, 2023 Total	Three Months Ended September 30, 2022 International	Three Months Ended September 30, 2022 Bermuda	Three Months Ended September 30, 2022 Total
Gross premiums written	$ 307,140	$ 166,983	$ 474,123	$ 269,228	$ 131,583	$ 400,811
Net premiums written	234,621	148,945	383,566	184,319	116,492	300,811
Net premiums earned	178,632	158,404	337,036	156,307	138,636	294,943
Third party fee income	2,115	186	2,301	3,138	106	3,244
Losses and loss adjustment expenses	97,820	93,757	191,577	92,061	165,902	257,963
Acquisition costs	47,236	31,301	78,537	41,936	23,799	65,735
Other underwriting expenses	31,634	12,723	44,357	26,811	13,753	40,564
Underwriting income (loss)	$ 4,057	$ 20,809	$ 24,866	$ (1,363)	$ (64,712)	$ (66,075)
Key Ratios:						
Attritional loss ratio - current year	54.6%	55.1%	54.8%	46.7%	53.0%	49.6%
Attritional loss ratio - prior year development	(5.3%)	5.7%	(0.1%)	(0.1%)	21.7%	10.2%
Catastrophe loss ratio - current year	5.1%	2.6%	3.9%	11.9%	46.8%	28.3%
Catastrophe loss ratio - prior year development	0.4%	(4.2%)	(1.8%)	0.4%	(1.8%)	(0.6%)
Loss and loss adjustment expense ratio	54.8%	59.2%	56.8%	58.9%	119.7%	87.5%
Acquisition cost ratio	26.4%	19.8%	23.3%	26.8%	17.2%	22.3%
Other underwriting expense ratio	16.5%	7.9%	12.5%	15.2%	9.8%	12.7%
Combined ratio	97.7%	86.9%	92.6%	100.9%	146.7%	122.5%

10

Segment Results
Consolidated Underwriting Results

($ in thousands)	Nine Months Ended September 30, 2023 International	Nine Months Ended September 30, 2023 Bermuda	Nine Months Ended September 30, 2023 Total	Nine Months Ended September 30, 2022 International	Nine Months Ended September 30, 2022 Bermuda	Nine Months Ended September 30, 2022 Total
Gross premiums written	$ 832,049	$ 685,198	$ 1,517,247	$ 698,968	$ 606,453	$ 1,305,421
Net premiums written	553,687	563,085	1,116,772	446,577	491,911	938,488
Net premiums earned	504,784	447,614	952,398	450,202	381,265	831,467
Third party fee income	7,417	336	7,753	9,022	355	9,377
Losses and loss adjustment expenses	255,787	263,767	519,554	249,840	347,174	597,014
Acquisition costs	131,688	88,844	220,532	122,593	72,202	194,795
Other underwriting expenses	89,635	36,607	126,242	82,256	37,100	119,356
Underwriting income (loss)	$ 35,091	$ 58,732	$ 93,823	$ 4,535	$ (74,856)	$ (70,321)
Key Ratios:						
Attritional loss ratio - current year	52.6%	50.8%	51.8%	47.4%	52.1%	49.5%
Attritional loss ratio - prior year development	(4.3%)	4.0%	(0.4%)	(3.5%)	7.2%	1.4%
Catastrophe loss ratio - current year	2.2%	5.4%	3.7%	10.5%	37.0%	22.7%
Catastrophe loss ratio - prior year development	0.2%	(1.3%)	(0.5%)	1.1%	(5.2%)	(1.8%)
Loss and loss adjustment expense ratio	50.7%	58.9%	54.6%	55.5%	91.1%	71.8%
Acquisition cost ratio	26.1%	19.8%	23.2%	27.2%	18.9%	23.4%
Other underwriting expense ratio	16.3%	8.1%	12.4%	16.3%	9.6%	13.3%
Combined ratio	93.1%	86.8%	90.2%	99.0%	119.6%	108.5%

11

Segment Results
5Q Consolidated Underwriting Results

	Three Months Ended					Nine Months Ended		Year Ended
($ in thousands)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022	December 31, 2022
Gross premiums written	$ 474,123	$ 504,960	$ 538,164	$ 341,252	$ 400,811	$ 1,517,247	$ 1,305,421	$ 1,646,673
Net premiums written	383,566	384,708	348,498	283,376	300,811	1,116,772	938,488	1,221,864
Net premiums earned	337,036	331,460	283,902	312,247	294,943	952,398	831,467	1,143,714
Third party fee income	2,301	2,449	3,004	2,254	3,244	7,753	9,377	11,631
Losses and loss adjustment expenses	191,577	179,416	148,561	161,318	257,963	519,554	597,014	758,333
Acquisition costs	78,537	76,856	65,140	76,394	65,735	220,532	194,795	271,189
Other underwriting expenses	44,357	42,743	39,142	38,184	40,564	126,242	119,356	157,540
Underwriting income (loss)	$ 24,866	$ 34,894	$ 34,063	$ 38,605	$ (66,075)	$ 93,823	$ (70,321)	$ (31,717)
Key Ratios:								
Attritional loss ratio - current year	54.8%	51.0%	49.1%	57.8%	49.6%	51.8%	49.5%	51.8%
Attritional loss ratio - prior year development	(0.1%)	(1.6%)	0.6%	(4.7%)	10.2%	(0.4%)	1.4%	(0.3%)
Catastrophe loss ratio - current year	3.9%	5.0%	1.8%	(0.7%)	28.3%	3.7%	22.7%	16.3%
Catastrophe loss ratio - prior year development	(1.8%)	(0.3%)	0.8%	(0.8%)	(0.6%)	(0.5%)	(1.8%)	(1.5%)
Loss and loss adjustment expense ratio	56.8%	54.1%	52.3%	51.6%	87.5%	54.6%	71.8%	66.3%
Acquisition cost ratio	23.3%	23.2%	22.9%	24.5%	22.3%	23.2%	23.4%	23.7%
Other underwriting expense ratio	12.5%	12.2%	12.7%	11.5%	12.7%	12.4%	13.3%	12.8%
Combined ratio	92.6%	89.5%	87.9%	87.6%	122.5%	90.2%	108.5%	102.8%

12

Segment Results
5Q Underwriting Results - International

($ in thousands)	Three Months Ended September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	Nine Months Ended September 30, 2023	September 30, 2022	Year Ended December 31, 2022
Gross premiums written	$ 307,140	$ 277,796	$ 247,114	$ 234,273	$ 269,228	$ 832,049	$ 698,968	$ 933,241
Net premiums written	234,621	197,047	122,019	189,195	184,319	553,687	446,577	635,773
Net premiums earned	178,632	176,636	149,515	172,846	156,307	504,784	450,202	623,047
Third party fee income	2,115	2,401	2,902	2,408	3,138	7,417	9,022	11,430
Losses and loss adjustment expenses	97,820	87,575	70,393	85,644	92,061	255,787	249,840	335,484
Acquisition costs	47,236	47,260	37,193	47,978	41,936	131,688	122,593	170,571
Other underwriting expenses	31,634	29,540	28,461	25,982	26,811	89,635	82,256	108,239
Underwriting income (loss)	$ 4,057	$ 14,662	$ 16,370	$ 15,650	$ (1,363)	$ 35,091	$ 4,535	$ 20,183
Key Ratios:								
Attritional loss ratio - current year	54.6%	52.9%	49.9%	60.0%	46.7%	52.6%	47.4%	50.9%
Attritional loss ratio - prior year development	(5.3%)	(3.3%)	(4.2%)	(8.1%)	(0.1%)	(4.3%)	(3.5%)	(4.8%)
Catastrophe loss ratio - current year	5.1%	0.9%	0.0%	(1.2%)	11.9%	2.2%	10.5%	7.2%
Catastrophe loss ratio - prior year development	0.4%	(0.9%)	1.4%	(1.2%)	0.4%	0.2%	1.1%	0.5%
Loss and loss adjustment expense ratio	54.8%	49.6%	47.1%	49.5%	58.9%	50.7%	55.5%	53.8%
Acquisition cost ratio	26.4%	26.8%	24.9%	27.8%	26.8%	26.1%	27.2%	27.4%
Other underwriting expense ratio	16.5%	15.4%	17.1%	13.6%	15.2%	16.3%	16.3%	15.5%
Combined ratio	97.7%	91.8%	89.1%	90.9%	100.9%	93.1%	99.0%	96.7%

13

Segment Results
5Q Underwriting Results - Bermuda

	Three Months Ended					Nine Months Ended		Year Ended
($ in thousands)	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	September 30, 2023	September 30, 2022	December 31, 2022
Gross premiums written	$ 166,983	$ 227,164	$ 291,050	$ 106,979	$ 131,583	$ 685,198	$ 606,453	$ 713,432
Net premiums written	148,945	187,661	226,479	94,181	116,492	563,085	491,911	586,091
Net premiums earned	158,404	154,824	134,387	139,401	138,636	447,614	381,265	520,667
Third party fee income	186	48	102	(154)	106	336	355	201
Losses and loss adjustment expenses	93,757	91,841	78,168	75,674	165,902	263,767	347,174	422,849
Acquisition costs	31,301	29,596	27,947	28,416	23,799	88,844	72,202	100,618
Other underwriting expenses	12,723	13,203	10,681	12,202	13,753	36,607	37,100	49,301
Underwriting income (loss)	$ 20,809	$ 20,232	$ 17,693	$ 22,955	$ (64,712)	$ 58,732	$ (74,856)	$ (51,900)
Key Ratios:								
Attritional loss ratio - current year	55.1%	48.9%	48.1%	55.1%	53.0%	50.8%	52.1%	52.9%
Attritional loss ratio - prior year development	5.7%	0.3%	6.1%	(0.5%)	21.7%	4.0%	7.2%	5.1%
Catastrophe loss ratio - current year	2.6%	9.8%	3.9%	0.0%	46.8%	5.4%	37.0%	27.1%
Catastrophe loss ratio - prior year development	(4.2%)	0.3%	0.1%	(0.3%)	(1.8%)	(1.3%)	(5.2%)	(3.9%)
Loss and loss adjustment expense ratio	59.2%	59.3%	58.2%	54.3%	119.7%	58.9%	91.1%	81.2%
Acquisition cost ratio	19.8%	19.1%	20.8%	20.4%	17.2%	19.8%	18.9%	19.3%
Other underwriting expense ratio	7.9%	8.5%	7.9%	8.9%	9.8%	8.1%	9.6%	9.4%
Combined ratio	86.9%	86.9%	86.9%	83.6%	146.7%	86.8%	119.6%	109.9%

14

Other Information
Modeled Exposure to Catastrophe Losses (PML)

Net Probable Maximum Loss (PML) as of September 1, 2023

($ in millions)

Region	Peril	Probability of Exceedance	Group Net PML ($m)[1]	% of Shareholders' Equity
Florida	U.S. Hurricane	1 in 100	$ 154.2	8.6%
Northeast	U.S. Hurricane	1 in 100	147.5	8.2%
Gulf (TX - AL)	U.S. Hurricane	1 in 100	128.4	7.1%
California	Earthquake	1 in 250	190.0	10.6%
Pacific Northwest	Earthquake	1 in 250	85.9	4.8%

(1) Group Net PML is a measure of loss across all Hamilton entities net of recoveries from various reinsurance contracts and catastrophe bond we purchase to mitigate catastrophe losses and net of estimated reinstatement premium to renew coverage.

Our peak natural catastrophe PMLs are derived using vendor catastrophe models that serve as a baseline and proprietary tools that allow us to make a number of significant adjustments. Adjustments are informed by periodic evaluation of vendor models and risk learning from comparing actual and modeled losses of catastrophe events, thus allowing for a view of risk that we believe is materially more complete and appropriate to the current risk landscape.

Our peak natural catastrophe PMLs are measured using stochastic models that use hypothetical events of perils such as hurricanes and earthquakes. We define PML as the anticipated loss, taking into account contract terms and limits, caused by a single catastrophe affecting a broad contiguous geographical area, and are expressed at refine "return periods", such as "100-year events" and "250 year events". For example, a 100-year PML is the estimated loss to the current in-force portfolio from a single event which has a 1% probability of being exceeded in a twelve month period.

Due to the uncertain nature of catastrophes and the hypothetical nature of vendor catastrophe models we use for estimating losses, there is no assurance that actual losses we experience within a time period will match the modeled PML. This approach to measuring catastrophe losses, however, is consistent with the best practice in the industry and employed by almost all of our peers.

15

Other Information
Non-GAAP Measures

We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate its performance. Some of the measurements are considered non-GAAP financial measures under SEC rules and regulations. In this Supplementary Financial Information, we present underwriting income (loss), a non-GAAP financial measure as defined in Item 10(e) of SEC Regulation S-K. We believe that non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most comparable GAAP figures are included below.

Underwriting Income (Loss)

We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company's reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects.

The table below reconciles underwriting income (loss) to net income (loss), the most comparable GAAP financial measure:

	Three Months Ended September 30,		Nine Months Ended September 30,	
($ in thousands)	2023	2022	2023	2022
Underwriting income (loss)	24,866	(66,075)	93,823	(70,321)
Total realized and unrealized gains (losses) on investments and net investment income (loss)	55,412	(72,635)	119,600	124,455
Other income (loss), excluding third party fee income	85	(517)	85	(260)
Net foreign exchange gains (losses)	1,432	1,906	(3,953)	15,382
Corporate expenses	(18,678)	(5,780)	(31,833)	(15,934)
Amortization of intangible assets	(2,794)	(3,178)	(7,869)	(9,874)
Interest expense	(5,288)	(4,102)	(16,007)	(11,255)
Income tax expense	(2,387)	(1,054)	(6,908)	(3,103)
Net income (loss), prior to non-controlling interest	52,648	(151,435)	146,938	29,090

Third Party Fee Income

Third party fee income includes income that is incremental and/or directly attributable to our underwriting operations. It is primarily comprised of fees earned by the International segment for management services provided to third party syndicates and consortia. We believe that this measure is a relevant component of our underwriting income (loss).

The table below reconciles third party fee income to other income, the most comparable GAAP financial measure:

	Three Months Ended September 30,		Nine Months Ended September 30,	
($ in thousands)	2023	2022	2023	2022
Third party fee income	2,301	3,244	7,753	9,377
Other income (loss), excluding third party fee income	85	(517)	85	(260)
Other income (loss)	2,386	2,727	7,838	9,117

16

Other Information Non-GAAP Measures Three Months Ended September 30, ($ in thousands) 2023 2022 2023 2022 Other underwriting expenses 44,357 40,564 126,242 119,356 Corporate expenses 18,678 5,780 31,833 15,934 General and administrative expenses 63,035 46,344 158,075 135,290 Other Underwriting Expense Ratio is a measure of the other underwriting expenses (net of third party fee income) incurred by the Company and is expressed as percentage of net premiums earned. Catastrophe Loss Ratio – current year is the catastrophe losses incurred by the company relating to the current year divided by net premiums earned. Catastrophe Loss Ratio – prior year development is the catastrophe losses incurred by the company relating to prior years divided by net premiums earned. Attritional Loss Ratio – current year is the attritional losses incurred by the company relating to the current year divided by net premiums earned. Attritional Loss Ratio – prior year development is the attritional losses incurred by the company relating to prior years divided by net premiums earned. Combined Ratio is a measure of our underwriting profitability and is expressed as the sum of the losses and loss adjustment expense ratio, acquisition cost ratio and other underwriting expense ratio. A combined ratio under 100% indicates an underwriting profit, while a combined ratio over 100% indicates an underwriting loss. Other Underwriting Expenses Other underwriting expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in Note 9, Segment Reporting, in the unaudited condensed consolidated financial statements, it is considered a non-GAAP financial measure when presented elsewhere. Corporate expenses include holding company costs necessary to support our reportable segments. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from other underwriting expenses, and therefore, underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to other underwriting expenses, also includes corporate expenses. Nine Months Ended September 30, 17